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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                   333-106982                06-1204982
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

1285 Avenue of the Americas
     New York, New York                10019
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Registrant's telephone number, including area code: (212) 713-2000



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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 29, 2004, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2004-WMC1, Mortgage Pass-Through Certificates, Series 2004-WMC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class A-6 Certificates" "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $768,519,409.07 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 26, 2004, UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and WMC Mortgage Corp. (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-7 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 26, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.




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                                       -3-


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                         Initial Aggregate
                                                       Certificate Principal
         Designation          Pass-Through Rate               Balance
       ---------------       -------------------      ------------------------

          Class A-1               Variable               $53,534,000.00
          Class A-2               Variable               $28,170,000.00
          Class A-3               Variable               $51,682,000.00
          Class A-4               Variable               $80,421,000.00
          Class A-5               Variable               $79,850,000.00
          Class A-6               Variable               $17,315,000.00
          Class M-1               Variable               $52,644,000.00
          Class M-2               Variable               $42,653,000.00
          Class M-3               Variable               $13,065,000.00
          Class M-4               Variable               $11,912,000.00
          Class M-5               Variable               $ 9,222,000.00
          Class M-6               Variable               $11,528,000.00
          Class M-7               Variable               $ 8,454,000.00
          Class CE                Variable               $ 8,069,309.07
           Class P                   N/A                 $       100.00
           Class R                   N/A                         100.00%
          Class R-X                  N/A                         100.00%


                  The Certificates, other than the Class M-7 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 26, 2004 and the Prospectus Supplement, dated January 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable



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                                       -4-



                  (b)      Not applicable

                  (c)      Exhibits




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         Exhibit No.                              Description
         -----------                              -----------
         4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2004-WMC1 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2004


                                          MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.


                                          By:     /s/ Glenn Mcintyre
                                                -----------------------------
                                          Name:       Glenn McIntyre
                                          Title:      Director

                                          By:     /s/ Steven Warjanka
                                                -----------------------------
                                          Name:       Steven Warjanka
                                          Title:      Director






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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                    Description                         Numbered Page
-----------                    -----------                         -------------
    4.1       Pooling and Servicing Agreement, dated as of March         7
              1, 2004, by and among Mortgage Asset Securitization
              Transactions, Inc. as depositor (the "Depositor"),
              Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and "Trust
              Administrator") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series
              2004- WMC1 Certificates.






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                                   Exhibit 4.1